Exhibit 10.184

THIRD AMENDMENT TO CONTRIBUTION AGREEMENT This THIRD AMENDMENT TO CONTRIBUTION AGREEMENT (this “Amendment”) is made as of the 15th day of March 2022 (the “Amendment Date”) by and among Lodging Fund REIT III OP, LP, a Delaware limited partnership (the “Operating Partnership”), and RLC-VI Lakewood, LLC, a Colorado limited liability company (the “Contributor”). WHEREAS, Contributor and Operating Partnership entered into that certain Contribution Agreement dated December 30, 2021 as amended by the First Amendment to Contribution Agreement dated February 23, 2022 and as amended by the Second Amendment to Contribution Agreement dated March 3, 2022 (collectively, the “Agreement”) for the contribution of a 142- room hotel business known as the Fairfield Inn & Suites Denver Southwest Lakewood located at 3605 S. Wadsworth Boulevard, Lakewood, Colorado 80235-2012 (the “Property”); WHEREAS, during the course of Operating Partnership and Contributor each desire to transact the Property, but only under the terms of the Agreement as amended by this Amendment. NOW THEREFORE, for valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows: 1. Reinstatement. The Agreement as of the Amendment Date is reinstated and is in full force and effect. 2. Capitalization. All capitalized terms used herein will have the meanings ascribed to those terms in the Agreement, unless otherwise specified herein. 3. Notice of Satisfaction. The Operating Partnership has completed its Due Diligence Review and is willing to proceed toward Closing, under the current terms of the Agreement and the following additional closing conditions: a. Access to Certain Persons. Contributor expressly consents to allowing the Operating Partnership to have direct access to the current Franchisor, any local municipality or governing agency, Contributor’s lender, and all contractors, sub-contractors, general contracts, or vendors connected with renovation or opening of the Property for purposes of completing the transactions contemplated by this Agreement. 4. Representations and Warranties of the Contributor. In addition to the existing representations and warranties in Section 4.2 of the Agreement, the following representations and warranties are made by the Contributor to Contributor’s actual Knowledge, whereby such actual knowledge, includes the actual knowledge of Stephen Mills and Phil Hutchins, the persons most knowledgeable associated with Contributor concerning these matters: a. 2.1 Contribution of Property. The following sentence shall be added as the last sentence in Section 2.1:

“Unless otherwise agreed to in writing by the Operating Partnership, or disclosed to the Operating Partnership in any disclosure schedule or written reports or received by the Operating Partnership prior to the Closing Date, if, within nine (9) months of the Closing Date, the Operating Partnership discovers any such property defect, the parties shall have until the date which is 12 months from the Closing Date to cure such defect, or begin the process to cure. If it is reasonably determined that such property defect is in breach of any representation or warranty or any covenant of Contributor, and as a result of such breach requires additional capital expenditures, either (i) Contributor may elect to make such expenditure to cure defect, or (ii) if Contributor elects to not do so and the cure is instead made by the Operating Partnership, such additional capital expenditures shall be subject to the following formula at the time of conversion. Any available equity at the time of conversion will be offset 1.75:1 of actual costs incurred by the Operating Partnership in favor of the Operating Partnership. For the avoidance of doubt, if due to an undisclosed property defect, the Operating Partnership incurs $1,000 in corrective action costs and expenses, $1,750 will be offset against the conversion formula available equity. The foregoing is referred to as the “Cash Deficit Conversion” formula. A “property defect” is undisclosed to the extent it was not known to the Operating Partnership before Closing or disclosed to the Operating Partnership by Contributor or in any reports delivered to the Operating Partnership, including reports commissioned by the Operating Partnership and delivered to it by third parties. Only if such offset is inconsistent with (ii) herein, then Operating Partnership will provide ten (10) days’ notice prior to making any proposed offset; such notice shall consist of when the Operating Partnership first identified any alleged defects and provide evidence of the costs and expenses to remedy same. b. 2.16 Title. The following sentence shall be added as the last sentence in Section 2.16: “If the Operating Partnership cures a monetary defect (e.g. a lien or claim) under this Section 2.16 at any time prior or within nine (9) months of Closing in connection with the Contributor’s ownership, and provided that the monetary defect was not disclosed in any Commitment or Preliminary Title Report delivered prior to the date of this Amendment, then the amount paid to cure this defect shall be offset using the Cash Deficit Conversion, which shall apply to any amounts paid by the Operating Partnership. Not less than ten (10) days prior to making any proposed offset, the Operating Partnership shall notify the Contributor in writing identifying the monetary defects and provide Contributor with evidence of the costs and expenses to remedy same, for the avoidance of doubt, this notice provision shall only apply if at the time of the offset, the defect subject to such offset, is inconsistent with the defect discovered in the survival period of this Section 2.16.

The Operating Partnership acknowledges that as of the date of this Amendment, it has received and approved the Preliminary Title Report and copies of all the documents referred to in Schedule B of the Preliminary Title Report and that it has provided its objections thereto. c. 4.2.16 Compliance with Laws. The following sentence is added at the end of Section 4.2.16: “The Contributor represents and warrants to its actual Knowledge that the certificate of completion provided to the Operating Partnership is the only required certificate needed to open the Business and accept guests and the Contributor’s certificate of occupancy remains in good standing.” d. A new Section 4.2.35 Construction is hereby added after Section 4.2.34 to read as follows: “The attached Schedule 4.3.35 lists all vendors, contractors and entities which have entered any existing contract for construction of the improvements on the Property and provided any applicable warranty for the improvements on the Property which shall transfer at Closing. To Contributor’s Knowledge, except as disclosed in writing to Operating Partnership prior to Closing by Contributor or by Operating Partnership’s consultants, the work contemplated by any such contractor or sub-contract has been completed in accordance with any such construction documents, and such work was performed in a high-quality manner. The costs to correct any defective work which is found to be in breach of this representation and warranty shall be the responsibility of the Contributor. Contributor warrants the quality, accuracy of completion, and workmanship of any and all construction work, and such warranty shall survive Closing for nine (9) months to discover such defects, provided that the parties will have 12 months from the Closing Date to commence to perform actions to cure such defect, or being the process to cure. Any requirement for Operating Partnership to correct a construction defect (whether not a warranty exists) in breach of the Contributor’s warranties in this Section 4.2.35, will be treated as an offset and the amounts paid will be subject to the Cash Deficit Conversion formula, described in 2.1 above. As transferee of the warrantees and contracts listed on Schedule 4.3.35, Operating Partnership shall take all action necessary and pay the cost of enforcing such warrantees and Contributor shall only be responsible for the costs of correcting defective work which is not covered by such warrantees provided that the contracts transferring such warrantees were provided to the Operating Partnership. 5. Closing. The parties acknowledge the substantial likelihood that: (A) issuance of the finally approved franchise agreement will not occur by March 22, 2022; and (B) the source of the funds which Contributor intends to use to pay off its outstanding accounts payable are the proceeds of an SBA loan which will likely not fund by March 22, 2020. Notwithstanding the rights of either party, including to extensions, or Contributor obligations found under section 3.2

(Time and Place) the Operating Partnership and Contributor will endeavor to close this transaction by March 22, 2022. Prior to Closing, the parties will try to negotiate an alternative solution to the SBA funding to satisfy the Contributor’s accounts payable obligations at or prior to Closing; if they are unable to reach a mutually acceptable agreement, an affiliate of the Operating Partnership may lend the Contributor funds to satisfy its account payable obligations at Closing. Notwithstanding the foregoing, if franchisor’s final approval of the franchise agreement has not been received by March 21, 2022 or if the Affiliate loan to Contributor has not been arranged and closed by March 21, 2022, the Operating Partnership may unilaterally extend Closing to April 20, 2022, by providing a written notice (email sufficient) as a result the Franchisor’s “black-out” periods causing an inability timely execute the Franchise Agreement. 6. Conflict; Counterparts. In the event of any conflict between the terms of this Amendment and the Agreement, this Amendment shall control. This Amendment may be executed in multiple counterparts via facsimile or email in .PDF format, each of which shall be deemed to be an original, but such counterparts when taken together shall constitute but one Amendment. 7. Successors and Assigns. This Amendment shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors, administrators, and assigns. 8. Ratification. Except as set forth above, the terms of the Agreement are hereby ratified and confirmed in their entirety. [Signature Page to Follow]

IN WITNESS WHEREOF, this Amendment has been duly executed by the parties hereto as of the day and year first above written. SELLER: RLC-VI Lakewood, LLC a Colorado limited liability company By: _________ _ Stephen Mills, Manager [OPERATING PARTNERSHIP'S SIGNATURE PAGE TO FOLLOW] /s/ Stephen Mills

OPERATING PARTNERSHIP: LODGING FUND REIT III OP, LP A Delaware limited partnership By: Lodging Fund REIT III, Inc. Its: General Partner By: Name: David R. Durell Title: Chief Investment Officer /s/ David Durell